                                     [LOGO]
                               GENERAL SECURITIES
                                  INCORPORATED











                              [LOGO-DRAWING OF BIRD]
                                    FOCUS ON
                                    QUALITY
                                   MANAGEMENT
                                    SYSTEMS







                      ANNUAL REPORT DATED NOVEMBER 30, 2001

TO THE SHAREHOLDERS OF

                               GENERAL SECURITIES
                                  INCORPORATED


We have recently concluded a second straight difficult year with the markets showing negative results; S&P down 12.2% and the Russell 3000 down 11.2 % through November 30, 2001. Shares of your fund are down 14.9% over the same time period.

Most of the poor returns have come from long term holdings that have fared poorly throughout the market downturn, including Corning (-84%), Lucent (-53%). Solectron (-47%) and Zygo (-39%). Each of these companies is in the technology sector and to some degree involved in the optical and/or telecommunications industries which have fallen dramatically out of favor. The Fund's better performers over the past year included CSX (+47%), Lockheed Martin (+38%) and Weyerhaeuser (+24%). One thing both winners and losers have in common is a relatively high composite quality score (CQS) within their respective economic sectors and industry groups, reflecting the company's adherence to QMS principles.

When we evaluate the results of this past year, and indeed the past several years, it is apparent that most of our success has come from investing the Fund's assets in companies with high CQS's. Difficulties have occurred when we have allowed our enthusiasm for quality companies to overshadow some of the cold realities of a dynamic equity market where economic sectors and industries move in and out of favor in a dramatic fashion. In particular, when a quality oriented company we own soared in value we have a tendency to believe its value could be justified at nearly any price and when a company dropped in value we tended to believe that it was not justified and had become undervalued regardless of the fundamental problems. This sounds rather simplistic but it is an accurate assessment of what has gone on the past several years and it has implications for the future as well.

We have evaluated different strategies to help us manage the effects of a volatile equity market and deliver to you a fair return for the risks you take by investing in General Securities. Each strategy involves a trade-off between competing objectives. For example, short term gains and low tax efficiency versus long term strategy that we believe balances some of these competing objectives and fits relatively well with our core competence related to the identification and evaluation of leading quality oriented companies.

It is our belief that in order to gain the full benefit of a company's successful quality management system we have to own its shares over a long period of time. However, buying and holding companies can also mean that swings in the market can have a significant effect on the performance of a portfolio, particularly one which contains a relatively small number of companies, such as General Securities. We believe that owning a more broadly diversified portfolio of high QMS companies can reduce the volatility of the Fund's shares. We are in the process of significantly increasing the number of different companies and industries in the Fund's portfolio. We believe implementing this strategy is less a change in direction or philosophy than it is simply allowing our single primary theme, "investing in quality oriented companies," to work at providing our shareholders with better long term risk adjusted returns.

For the year ended November 30, 2001, the Fund paid a dividend of $0.11 per share, which included $0.07 ordinary income and $0.04 long term capital gains.

We would like to thank you for your continued support during these difficult times and we will strive to make your investment in the Fund a rewarding one in the year to come.

Mark Billeadeau
Senior Portfolio Manager

PERFORMANCE
November 30, 2001

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on December 1, 1991. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            GENERAL SECURITIES INC.

[CHART]

DATE         GENERAL SECURITIES    S&P 500     RUSSELL 3000
------       ------------------    -------     ------------
Nov-91            10,000            10,000        10,000
Nov-92            10,965            11,848        11,984
Nov-93            11,575            13,041        13,264
Nov-94            12,141            13,178        13,341
Nov-95            15,922            18,044        18,236
Nov-96            18,812            23,069        22,853
Nov-97            21,461            29,644        29,168
Nov-98            22,590            36,658        34,723
Nov-99            27,094            44,317        41,969
Nov-00            25,471            42,447        40,633
Nov-01            21,686            37,263        36,073

                   Data Provided by Morningstar

Past Performance is not indicative of future performance.

* These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

**   This is an unmanaged index.

                    STATEMENT OF NET ASSETS NOVEMBER 30, 2001
                                     ASSETS

                                                       NUMBER OF       MARKET
                                                        SHARES        VALUE (a)
                                                       ------------------------
INVESTMENT SECURITIES
(percentages represent value of investments
compared to total net assets):

  COMMON STOCKS (81.05%):
    Aerospace/Defense (5.18%):
      Lockheed Martin Corp.                              15,000    $    696,750
       Remec, Inc.                                       70,000         777,000
                                                                        -------
                                                                      1,473,750
                                                                      ---------
    Auto Parts - Original Equipment (2.89%):
      Dana Corp.                                         35,000         479,500
      Tower Automotive                                   40,000         342,000
                                                                        -------
                                                                        821,500
                                                                        -------
    Banking (2.63%):
      Banc One                                           20,000         748,800
                                                                        -------
    Chemicals (2.70%):
      Eastman Chemical Company                           20,000         767,400
                                                                        -------
    Communications Equipment (5.15%):
      Lucent Technologies, Inc.                         200,000       1,464,000
                                                                      ---------
    Computer Peripherals (2.26%):
      Microsoft Corp.                                    10,000         642,100
                                                                        -------
    Diversified Financials (4.49%):
      Citigroup, Inc.                                    26,666       1,277,301
                                                                      ---------
    Diversified Communications (4.03%):
      Verizon Corp.                                      24,400       1,146,800
                                                                      ---------
    Electrical Equipment, Machinery
    and Supplies (9.00%):
      General Electric Co.                               30,000       1,155,000
      Grainger (W.W.), Inc.                              30,000       1,404,000
                                                                      ---------
                                                                      2,559,000
                                                                      ---------
    Electronics (13.82%):
      Intel Corp.                                        50,000       1,633,000
      Motorola, Inc.                                     21,000         349,440
      Solectron Corp. (b)                                40,000         588,000
      Xerox Corp.                                        10,000          84,000
      Zygo Corp.                                         75,000       1,275,750
                                                                      ---------
                                                                      3,930,190
                                                                      ---------
    Farm & Construction Machinery (4.22%):
      Deere & Co.                                        30,000       1,199,700
                                                                      ---------
    Food Processing Equipment (2.70%):
      Sara Lee Corp.                                     35,000         765,800
                                                                        -------
    Hospital Suppliers (6.14%):
      Johnson & Johnson (b)                              30,000       1,747,500
                                                                      ---------
    Information Services (1.86%):
      Hewlett-Packard                                    24,000         527,760
                                                                        -------
    Paper & Forest Products (3.72%):
      Weyerhauser & Co.                                  20,000       1,057,000
                                                                      ---------
    Petroleum - Equipment & Service (0.75%)
      Halliburton Co. (c)                                10,000         214,300
                                                                        -------
    Pharmaceuticals (2.86%):
      Merck                                              12,000         813,000
                                                                        -------
    Printing & Publishing (3.02%):
      Banta Corp.                                        30,000         863,400
                                                                        -------
    Retail & Wholesale (1.00%):
      Corning, Inc.                                      30,000         282,900
                                                                        -------
    Transportation - Road (2.63%):
       CSX Corp.                                         20,000         748,000
                                                                        -------
        Total common stock (cost $ 16,600,578)                       23,050,201
                                                                     ----------


U.S. TREASURY BILLS (14.01%):
      $4,000,000, 1.73%, due 2/28/02 (d)                              3,983,189
                                                                      ---------
        Total U.S. Treasury Bills (cost $3,983,189)                   3,983,189
                                                                      ---------
REPURCHASE AGREEMENT (5.06%):
      Agreement with State Street Bank, acquired on
      11/30/01, interest of $30, 0.75% due 12/01/01
          (cost $1,439,696) (e)                                       1,439,696
                                                                      ---------

Total investment securities
  (cost $22,023,463) (f)                                             28,473,086
Receivable from advisor                                                  20,000
Receivable for Fund shares sold                                           1,018
Interest receivable                                                          30
Dividends receivable                                                     30,150
                                                                    -----------
  Total assets                                                      $28,524,284
                                                                    ===========

                                   LIABILITIES

Disbursements in excess of cash in bank on demand
  deposit                                                                19,442
Accrued management administration fees                                    9,400
Other accrued expenses                                                   56,776
                                                                    -----------
   Total liabilities                                                     85,618
                                                                    -----------
Net assets applicable to outstanding capital stock                  $28,438,666
                                                                    ===========

Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,127,983 shares                      21,280
  Capital surplus                                                    21,940,464
  Undistributed net investment income                                    27,299
  Unrealized appreciation of investments                              6,449,623
                                                                    -----------
Net assets applicable to outstanding capital stock                  $28,438,666
                                                                    ===========
Net asset value per share of outstanding capital stock                   $13.36
                                                                         ======

See accompanying notes to investment securities list and financial statements.


                      NOTES TO INVESTMENT SECURITIES LIST:
                                NOVEMBER 30, 2001

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b) Holding increased in fiscal 2001.
(c) Holding decreased in fiscal 2001.
(d) Rate shown is annualized yield on date of purchase.
(e) Repurchase agreement which is collateralized by U.S. Government securities. Accrued interest shown represents interest due at the maturity of the repurchase agreement.
(f) At November 30, 2001 the cost of securities for federal income tax purposes was $22,023,463, and the aggregate unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                         $7,879,722
    Unrealized depreciation                                         (1,430,099)
                                                                    ----------
                                                                    $6,449,623
                                                                   ===========

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 2001

INVESTMENT INCOME:
  Income:
    Dividends                                                        $   388,430
    Interest                                                             263,516
                                                                     -----------
      Total income                                                       651,946
                                                                     -----------
  Expenses (note 2):
    Investment advisory fees                                             199,389
    Management administration fees                                       132,926
    Shareholder notices and reports                                       20,480
    Auditing and tax services                                             22,367
    Custodian and portfolio accounting fees                               47,450
    Transfer agent, registrar and disbursing agent fees                   69,343
    Legal services                                                        17,008
    Directors' fees                                                        8,465
    Federal and state registration fees and expenses                      14,300
    Other                                                                  2,412
                                                                     -----------
      Total expenses                                                     534,140
      Reimbursement from Advisor                                         (35,964)
                                                                     -----------
      Total net expenses                                                 498,176
                                                                     -----------
      Investment income - net                                            153,770
                                                                     -----------
  Realized and unrealized gains from Investments - net:
    Net realized gains on securities
      transactions (note 3)                                               54,660
    Net change in unrealized appreciation
      or depreciation of investments                                  (5,656,074)
                                                                     -----------
    Net gain (loss) on investments                                    (5,601,414)
                                                                     -----------
    Net increase (decrease) in net assets resulting
      from operations                                                ($5,447,644)
                                                                     ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED NOVEMBER 30, 2001
                        AND YEAR ENDED NOVEMBER 30, 2000

                                                       2001             2000
                                                    -----------      -----------
OPERATIONS:
  Net investment income                             $  153,770       $  225,154
  Net realized gains on investments                     54,660           80,969
  Net change in unrealized appreciation
    or depreciation of investments                  (5,656,074)      (1,850,371)
                                                    -----------      -----------

  Net increase (decrease) in assets from
    operations                                      (5,447,644)      (1,544,248)
                                                    -----------      -----------
DISTRIBUTION TO SHAREHOLDERS FROM:

  Net investment income                               (147,930)        (228,428)
  Net realized gains on investments                    (84,488)         (76,155)
                                                    -----------      -----------
    Total distributions                               (232,418)        (304,583)
                                                    -----------      -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 19,641 and
    163,627 shares, respectively                       291,227        3,485,443
  Net asset value of 16,022 and 357,021
    shares, respectively, issued in
    reinvestment of net investment income
    and net realized gain distributions                214,095        6,034,992
  Payments for redemptions of 456,428
    and 432,021 shares, respectively                (6,676,489)      (9,019,874)
                                                    -----------      -----------
  Increase (decrease) in net assets from
    capital share transactions, representing
    net increase (decrease) of 420,765 and
    88,627 shares respectively                      (6,171,167)         500,561
                                                    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (11,851,229)      (1,348,270)

NET ASSETS:

    Beginning of period                             40,289,895       41,638,165
                                                    -----------      -----------
    End of period (including undistributed
    net investment income of $27,299
    and $22,144, respectively)                     $28,438,666      $40,289,895
                                                   ===========      ===========


FINANCIAL HIGHLIGHTS:                                                             YEAR ENDED NOVEMBER 30

SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:                2001        2000        1999        1998        1997
                                                                   ----        ----        ----        ----        ----
Net asset value, beginning of year                                 $ 15.81     $ 16.93     $ 16.34     $ 16.55     $ 16.08
                                                                   -------     -------     -------     -------     -------

Operations:
  Investment income - net                                              .07         .09         .12         .15         .18
  Net realized and unrealized gains (losses) on investments          (2.41)      (1.09)       3.11         .72        2.08
                                                                   -------     -------     -------     -------     -------

Total from operations                                                (2.34)      (1.00)       3.23         .87        2.26
                                                                   -------     -------     -------     -------     -------
Distributions to shareholders:
  From investment income - net                                        (.07)       (.09)       (.06)       (.15)       (.18)
  Excess distributions of net investment income                        --          --          --         (.03)        --
  From net realized gains                                             (.04)       (.03)      (2.58)       (.90)      (1.61)
                                                                   -------     -------     -------     -------     -------
Total distributions to shareholders                                   (.11)       (.12)      (2.64)      (1.08)      (1.79)
                                                                   -------     -------     -------     -------     -------
Net asset value, end of year                                       $ 13.36     $ 15.81     $ 16.93     $ 16.34     $ 16.55
                                                                   =======     =======     =======     =======     =======

Total return*                                                       (14.86%)     (5.92%)     19.85%       5.26%      14.08%
Net assets, end of year (000's omitted)                            $28,439     $40,290     $41,638     $43,791     $46,006

Ratio of expenses to average daily net assets**                       1.50%       1.40%       1.49%       1.47%       1.44%
Ratio of net investment income to average daily net assets**           .46%        .42%        .70%        .90%       1.02%

Portfolio turnover rate                                                  1%          5%         22%         25%         20%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

** Total Fund expenses are contractually limited to 1.50% of average daily net assets. During the year ended November 30, 2001, the investment advisor waived $35,964 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.61% and the ratio of net investment income to average daily net assets would have been .35%.

                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2001

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

    The significant accounting policies followed by the Fund are summarized as follows:

    INVESTMENTS IN SECURITIES
    Securities listed of national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

    Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES
    It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

    On the statement of net assets, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase accumulated net realized gain on investments by $3,310, decrease undistributed net investment income by $685, and decrease capital surplus by $2,625.

    The Fund may elect to utilize equalization debits by which a portion of the cost of redemptions, which occurred during the year ended November 30, 2001, would reduce net realized gains for tax purposes.

    DISTRIBUTIONS
    Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

    Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund.

    REPURCHASE AGREEMENTS
    Securities pledged as collateral for repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market and value of the collateral is in excess of the repurchase agreement in the event of default.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
    Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3) SECURITIES TRANSACTIONS
    Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $300,600 and $1,843,688, respectively, for the year ended November 30, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
General Securities, Incorporated:

    We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2001, and the financial highlights for each of the years in the five-year period ended November 30, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 2001 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 2001, and the financial highlights for each of the years in the five-year period ended November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

Minneapolis, Minnesota
January 18, 2002                                                   /s/ KPMG LLP

[LOGO]
GENERAL SECURITIES
  INCORPORATED


                     PRESIDENT  Craig H. Robinson
                VICE PRESIDENT  Mark D. Billeadeau
                     SECRETARY  John R. Houston
                     TREASURER  Renee A. Rasmusson
                     DIRECTORS  M. Michelle Coady,
                                    Chair
                                Gary D. Floss
                                David W. Preus
                                Charles Walton
                                Arnold M. Weimerskirch

            INVESTMENT MANAGER  Robinson Capital
                                Management, Inc.

          CUSTODIAN, REGISTRAR  State Street Corporation
            AND TRANSFER AGENT

               GENERAL COUNSEL  Robins, Kaplan, Miller &
                                Ciresi L.L.P.

          INDEPENDENT AUDITORS  KPMG LLP

This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.

FOR FURTHER
INFORMATION ABOUT

[LOGO]
GENERAL SECURITIES
   INCORPORATED

contact:

Robinson Capital Management, Inc.
5100 Eden Avenue, Suite 204
Edina, Minnesota 55436
(952) 927-6799
800-577-9217

                                     [LOGO]
                               GENERAL SECURITIES
                                  INCORPORATED


                       ROBINSON CAPITAL MANAGEMENT, INC.
                          5100 EDEN AVENUE, SUITE 204
                             EDINA, MINNESOTA 55436
                                 (952) 927-6799
                                  800-577-9217